UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2025 (April 29, 2025)

Ventas, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10989	61-1055020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 North LaSalle Street, Suite 1600, Chicago, Illinois	60654
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 483-6827

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.25 par value	VTR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 29, 2025, Ventas Realty, Limited Partnership (“Ventas Realty”), Ventas SSL Ontario II, Inc., Ventas Canada Finance Limited, Ventas UK Finance, Inc. and Ventas Euro Finance, LLC, as borrowers (collectively, the “Borrowers”), each of which is a direct or indirect wholly owned subsidiary of Ventas, Inc. (the “Company”), and the Company, as guarantor, entered into an amendment to the Revolving Credit Agreement (as defined below) (the “Revolver Amendment”) with the lenders identified therein and Bank of America, N.A., as administrative agent, pursuant to which that certain Fourth Amended and Restated Credit and Guaranty Agreement (the “Revolving Credit Agreement”), dated as of April 24, 2024, among the Borrowers, the Company, the lenders identified therein and Bank of America, N.A., as administrative agent, was amended to, in addition to certain technical amendments, increase the dollar denominated revolving commitments under the Company’s existing unsecured revolving credit facility (the “Revolving Credit Facility”) from $2.75 billion to $3.5 billion. After giving effect to the Revolver Amendment, the aggregate borrowing capacity under the Revolving Credit Agreement may be increased, at the Borrowers’ option, to up to $4.5 billion by increasing the amount of the Revolving Credit Facility or by incurring additional term loans, in each case subject to the satisfaction of certain conditions set forth in the Credit Agreement, including the receipt of additional commitments for such increase.

The foregoing description of the Revolver Amendment is not complete and is qualified in its entirety by reference to the full text of the Revolver Amendment, a copy of which will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter-ended March 31, 2025.

Item 2.02. Results of Operations and Financial Condition.

On April 30, 2025, the Company issued a press release announcing its results of operations for the quarter ended March 31, 2025. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated into this Item 2.02 by reference.

The information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” with the U.S. Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosures contained in “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K are incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
99.1	Press release issued by the Company on April 30, 2025.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENTAS, INC.

Date: April 30, 2025	By:	/s/ Carey S. Roberts

Carey S. Roberts
Executive Vice President, General Counsel, Ethics & Compliance Officer and Corporate Secretary